SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) January 12, 2009

BLACKSANDS PETROLEUM, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-51427	20-1740044
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

401 Bay Street, Suite 2700, PO Box 152

Toronto, Ontario Canada M5H 2Y4

_____________________________________________

(Address of principal executive offices) (Zip Code)

(416) 359-7805

__________________

(Registrant’s Telephone Number, Including Area Code)

___________________________________________________

(Former Name, Address and Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On January 12, 2009, Blacksands Petroleum, Inc. (the “Company”) filed a Current Report on Form 8-K pursuant to Item 4.02 of Form 8-K (the “Original Form 8-K”) to report that the audit committee had concluded that there is an error in the Company’s financial statements filed in its Form 10-KSB for the year ended October 31, 2007, and in its Form 10-Qs for the quarters of January 31, 2008, April 30, 2008, and July 31, 2008.

This amendment is being filed to amend and supplement the Original Form 8-K in order to provide additional information to investors.

For convenience, the Company has included the entire text of Item 4.02 in this Amended Current Report on Form 8-K/A.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report

On January 9, 2009, the audit committee of Blacksands Petroleum Inc. (the “Company”) concluded that there is an accounting error in its financial statements filed in its Form 10-KSB for the year ended October 31, 2007, and in its Form 10-Qs for the quarters of January 31, 2008, April 30, 2008, and July 31, 2008. Due to the foregoing conclusion, the audit committee has further concluded that such financial statements should not be relied upon. The error relates to the inappropriate capitalization of expenses as Oil and Gas Property Costs in each period. Amounts that should have been expensed have been capitalized, resulting in an understatement of the Company’s net loss, an overstatement of the Company’s Oil & Gas Property Costs, and a mis-statement of the Minority Interest Liability amount. The Company’s audit committee has discussed the accounting error with their independent accountants.

The Company currently estimates that the aggregate amount to which expenses have been understated for the combined financial reporting periods is in the range of US$1.5 – 2.5 million. This estimated range is not final. It remains under review by the Company and is subject to change.

The Company anticipates filing amendments to its Form 10-KSB for the year ended October 31, 2007 by mid-February 2009, and to its Form 10-Qs for the quarters of January 31, 2008, April 30, 2008, and July 31, 2008 by late March 2009.

Certain statements included in Item 4.02 of this Amended Current Report on Form 8-K/A, which are not historical facts, are forward-looking statements such as statements about the filing of amended periodic reports to reflect the restatement and any estimates regarding the understatement of expenses. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and speak only as of the date of this Current Report. These forward-looking statements represent our expectations or beliefs and involve certain risks and uncertainties, including those described in our public filings with the SEC; also including, but not limited to, higher than expected charges after completing the restatement process, and delays in filing amended periodic reports for the affected periods due to the efforts required to complete the restatement - any or all of which could cause actual results to differ from those in the forward-looking statements. The forward-looking statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSANDS PETROLEUM, INC.

Date: January 26, 2009	By:	/s/ Paul A. Parisotto
	Name:	Paul A. Parisotto
	Title:	President and Chief Executive Officer